UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 11, 2000
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press releases dated April
11, 2000 and April 12, 2000 attached as Exhibit 20, relating to the unaudited results for the three months ended March 31, 2000 and the announcement of a 5% stock repurchase program.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press releases dated April
11, 2000 and April 12, 2000 attached as Exhibit 20, relating to the unaudited results for the three months ended March 31, 2000 and the announcement of a 5% stock repurchase program.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     April 14, 2000                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Releases              Filed herewith
                           Dated April 11, 2000
				   And April 12, 2000

Exhibit 20


                              NEWS RELEASE


FOR IMMEDIATE RELEASE
April 11, 2000

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
             UNAUDITED RESULTS FIRST QUARTER 2000 -- $279,000

Champaign, Illinois - Great American Bancorp, Inc.(NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $279,000 for the quarter ended March 31, 2000, an increase of $67,000, or 31.6%, above the $212,000 reported for the same period in 1999. Basic earnings per share were $0.25 for the quarter ended March 31, 2000, compared to $0.17 for the quarter ended March 31, 1999, while fully diluted earnings per share were $0.24 for the quarter ended March 31, 2000, compared to $0.17 for the quarter ended March 31, 1999.

Net interest income was $1,454,000 for the three months ended March 31, 2000, compared to $1,437,000 for the first quarter in 1999. The provision for loan losses was $75,000 for the quarter ended March 31, 2000 and $123,000 for the quarter ended March 31, 1999.

Noninterest income totaled $439,000 for the first quarter in 2000, $33,000, or 8.1%, higher than the $406,000 recorded for the three months ended March 31, 1999. Noninterest expense was $1,362,000 for the first quarter in 2000, $1,000 lower than the $1,363,000 reported for the quarter ended March 31, 1999.

Total assets at March 31, 2000 were $157.5 million, compared to $154.3 million at December 31, 1999.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.




This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."


                              ###
                          GTPS-pr-2000-03





Great American Bancorp, Inc.
Consolidated Balance Sheet
March 31, 2000 and December 31, 1999
(in thousands)
                                            March 31, 2000      Dec. 31, 1999
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       4,462      $       5,560
Interest-bearing demand deposits                    8,234              4,453
                                              --------------------------------
 Cash and cash equivalents                         12,696             10,013

Investment securities:
 Available for sale                                 2,955              2,977
 Held to maturity                                   3,324              3,463
Loans                                             129,311            128,431
 Allowance for loan losses                           (779)              (703)
                                            --------------------------------
  Net loans                                       128,532            127,728
Premises and equipment                              7,160              7,188
Federal Home Loan Bank stock                          767                767
Other assets                                        2,083              2,173
                                            --------------------------------
   Total assets                             $     157,517      $     154,309
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $      10,770      $       8,565
  Interest bearing                                115,458            114,280
                                            --------------------------------
   Total deposits                                 126,228            122,845

 Federal Home Loan Bank Advances                    8,000              8,000
 Other liabilities                                  1,842              1,693
                                            --------------------------------
   Total liabilities                              136,070            132,538
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    19,979             19,968
Retained earnings --
  substantially restricted                         16,675             16,521
Net unrealized gain on securities
 available for sale                                   (26)               (13)
                                            --------------------------------
                                                   36,649             36,497
Less:
 Treasury stock - 875,835 and
  829,035 shares                                  (14,604)           (14,019)
 Unearned employee stock
  ownership plan shares                              (357)              (410)
 Unearned incentive plan shares                      (241)              (297)
                                            --------------------------------
                                                  (15,202)           (14,726)
                                            --------------------------------
Total stockholders' equity                         21,447             21,771
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     157,517      $     154,309
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended March 31, 2000 and March 31, 1999
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           March 31, 2000     March 31, 1999
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,590      $       2,514
 Investment securities
  Taxable                                             113                 38
  Tax exempt                                            4                  9
 Deposits with financial
  institutions and other                               61                196
                                            --------------------------------
   Total interest income                            2,768              2,757
                                            --------------------------------
Interest expense:
 Deposits                                           1,205              1,205
 Other                                                109                115
                                            --------------------------------
   Total interest expense                           1,314              1,320
                                            --------------------------------
   Net interest income                              1,454              1,437
Provision for loan losses                              75                123
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,379              1,314
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 50                 25
 Insurance sales commissions                          217                210
 Service charges on deposit accounts                  134                131
 Loan servicing fees                                    4                  5
 Other customer fees                                   34                 35
 Other income                                          --                 --
                                            --------------------------------
   Total noninterest income                           439                406
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       755                740
 Net occupancy expenses                               162                149
 Equipment expenses                                   146                108
 Data processing fees                                  20                 15
 Deposit insurance expense                              6                 18
 Printing and office supplies                          65                 71
 Legal and professional fees                           51                 90
 Directors and committee fees                          25                 26
 Insurance expense                                     11                 12
 Marketing and advertising expenses                    38                 39
 Other expenses                                        83                 95
                                            --------------------------------
   Total noninterest expense                        1,362              1,363
                                            --------------------------------
   Income before income tax                           456                357
Income tax expense                                    177                145
                                            --------------------------------
   Net income                               $         279      $         212
                                            ================================
Earnings per share:
 Basic                                      $        0.25      $        0.17
                                            ================================
 Diluted                                    $        0.24      $        0.17
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of            As of
                                            March 31, 2000   March 31, 1999
----------------------------------------------------------------------------
Total assets                                $     157,517      $     157,047
Total loans, net                                  128,532            123,058
Loan loss reserve                                     779              1,048
Non-performing assets                                 975              1,472
Non-performing assets to total assets               0.62%              0.94%
Allowance for loan losses to total assets           0.49%              0.67%
Investment securities                               6,279                977
Total deposits                                    126,228            125,325
Checking deposits                                  27,527             26,017
Money market deposits                               9,824              8,458
Passbook savings deposits                          15,017             15,442
Certificates of deposit                            73,860             75,408
Total stockholders' equity                         21,447             22,749



                                                     Three Months Ended
                                              March, 2000        March, 1999
----------------------------------------------------------------------------
Net interest margin (annualized)                    4.17%              4.09%
ROA (annualized)                                    0.72%              0.55%
ROE (annualized)                                    5.18%              3.67%






NEWS RELEASE


FOR IMMEDIATE RELEASE
April 12, 2000

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
               Announces a New 5% Stock Repurchase Program

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq NMS/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, announced that its Board of Directors has authorized an additional repurchase of up to 58,845 shares, which is five percent of the Company's 1,176,915 outstanding shares. The Company also stated that the shares remaining to be repurchased under a 5% stock repurchase program approved by the Board of Directors in December 1999 total 14,386. Under the program approved in December, the Company has repurchased 46,800 shares at an average price of $12.50 per share. Stock to be repurchased under these repurchase programs will be made in open market transactions, subject to the availability of stock and market conditions, and will commence as soon as practicable.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the Nasdaq National Market System under the symbol "GTPS."

                              ###
                          GTPS-pr-2000-04